Adopted March 24, 2007

BY‑LAWS

OF

PETROLEUM DEVELOPMENT CORPORATION

(a Nevada Corporation)

ARTICLE I

OFFICES

            Section 1.01 Principal Offices.  The Board of Directors shall fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada.  If the principal executive office is located outside the State of Nevada and the Corporation has no principal office in the State of Nevada, the Board of Directors shall fix and designate the office of its Agent for service as its Nevada office.

            Section 1.02 Other Offices.  The officers or the Board of Directors may, at any time, establish branch or subordinate offices at any place or places where the Corporation is qualified to do business, and may change the location of any office of the Corporation.

ARTICLE II

MEETING OF SHAREHOLDERS

            Section 2.01 Place of Meeting.  Meetings of shareholders shall be held upon proper notice at any place within or outside the State of Nevada designated by the Board of Directors.  In the absence of any such designation, meetings of shareholders shall be held at the principal executive office of the Corporation.

            Section 2.02 Annual Meetings.  Unless held at a time and date designated by the Board of Directors in accordance with applicable law, an annual meeting of shareholders shall be held each year on the third Wednesday in July at 10:00 a.m. (local time), provided, however, that should such day fall upon a legal holiday, then the annual meeting of shareholders shall be held at the same time and place on the next day thereafter ensuing which is neither a Saturday, a Sunday, nor a legal holiday.  At the annual meeting, Directors shall be elected and any other proper business may be transacted.

            Section 2.03 Special Meetings.

                        (a)        A special meeting of the shareholders may be called at any time by the Board of Directors and shall be called by the Secretary upon the request of the Chairman of the Board, the President, or one or more shareholders holding shares which, in the aggregate, entitle them to cast not less than ten percent of the votes at any such meeting at which all of the voting shares are represented.

                        (b)        If a special meeting is requested by any person or persons other than the Board of Directors, the request shall be in writing specifying the time of such meeting (which shall be no earlier than twenty days following the delivery to the Secretary of the request for the meeting) and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other confirmed facsimile transmission to the Secretary of the Corporation.  The Secretary shall cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of sections 2.01, 2.04 and 2.05 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting.  Nothing contained in this section 2.03 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board of Directors may be held.

            Section 2.04 Notice of Meetings of Shareholders.

                        (a)        All notices of meetings of shareholders shall be sent or otherwise given in accordance with section 2.05 not less than ten nor more than sixty days before the date of the meeting being noticed.  The notice shall specify the place, date and hour of the meeting and (i) in the case of a special meeting, the general nature of the business to be transacted, or (ii) in the case of the annual meeting, those matters which the Board of Directors or the other person or persons calling the meeting, at the time of giving the notice, intend to present for action by the shareholders.  The notice of any meeting at which Directors are to be elected shall include the names of any nominees which, at the time of the notice, management intends to present for election.

                        (b)        If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a Director has a direct or indirect financial interest, (ii) an amendment of the Articles of Incorporation, (iii) a reorganization of the Corporation, pursuant to the Nevada General Corporation Law, or (iv) a voluntary dissolution of the Corporation as defined by the Nevada General Corporation Law, the notice shall also state the general nature of such proposal.

            Section 2.05 Manner of Giving Notice and Affidavit of Notice.

                        (a)        Notice of any meeting of shareholders shall be given either personally or by first class mail, telegraphic, express mail, or other written communication, charges prepaid, addressed to each shareholder at the address of such shareholder appearing on the books of the Corporation or more recently given by the shareholder to the Corporation for the purpose of notice.  If no such address appears on the Corporation's books or has been so given, notice shall be deemed to have been properly given to such shareholder if sent by first class mail or telegraphic or other written communication to the Corporation's principal executive office to the attention of such shareholder, or if published at least once in a newspaper of general circulation in the county where such office is located.  Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by telegraphic or other written communication.

                        (b)        If any notice addressed to a shareholder at the address of such shareholder appearing on the books of the Corporation is returned to the Corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available to the shareholder upon written demand of the shareholder at the principal executive office of the Corporation for a period of one year from the date of the giving of such notice.

                        (c)        An affidavit of the mailing or other means of giving any notice of any meeting of shareholders shall be executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving such notice, and shall be filed and maintained in the minute book of the Corporation.

            Section 2.06 Quorum.  The presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at a meeting of shareholders.  The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

            Section 2.07 Adjourned Meeting and Notice Thereof.

                        (a)        Any meeting of shareholders, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting, except as provided in section 2.06.

                        (b)        When any meeting of shareholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless a new record date for the adjourned meeting is fixed, or unless the adjournment is for more than forty-five days from the date set for the original meeting, in which case the Board of Directors shall set a new record date.  Notice of any such adjourned meeting, if required, shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of sections 2.04 and 2.05.  At any adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting.

            Section 2.08 Voting.

                        (a)        The persons entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of section 2.11, subject to the provisions of the Nevada General Corporation Law and any supplemental rules, regulations, and procedures for the conduct of meetings adopted by the board of directors or the chairman of the meeting.  Such vote may be by voice vote or by ballot; provided, however, that all elections for Directors must be by ballot upon demand by a shareholder at such election made before the voting begins.  Any shareholder entitled to vote on any matter (other than the election of Directors) may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the shareholder fails to specify the number of shares such shareholder is voting, it will be conclusively presumed that the shareholder's vote is with respect to all shares such shareholder is entitled to vote.  If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting, entitled to vote and voting on any matter (other than the election of Directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by the Nevada General Corporation Law or the Articles of Incorporation.

                        (b)        At a meeting of shareholders involving the election of Directors, no shareholder shall be entitled to cumulate votes (i.e., cast for any candidate a number of votes greater than the number of the shareholder's shares).  The candidates receiving the highest number of votes, up to the number of Directors to be elected, shall be elected.

            Section 2.09 Waiver of Notice or Consent by Absent Shareholders.

                        (a)        The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held shall be valid as though conducted at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each person entitled to vote but not present in person or by proxy signs a written waiver of notice, a consent to the holding of the meeting, or an approval of the minutes thereof.  The waiver of notice, consent or approval need not specify either the business to be transacted or the purpose of the meeting, except that if action is taken or proposed to be taken for approval of any of those matters specified in section 2.04(b), the waiver of notice shall state the general nature of such proposal.  All such waivers, consents and approvals shall be filed with the corporate records of the Corporation or made a part of the minutes of the meeting.

                        (b)        Attendance of a person at a meeting shall constitute a waiver of notice and presence at such meeting unless such person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by the Nevada General Corporation Law to be included in the notice of the meeting but not so included if such objection is expressly made at the meeting.

            Section 2.10 Record Date for Shareholder Notice, Voting and Giving Consents.

                        (a)        For purposes of determining the shareholders entitled to notice of any meeting, to vote, or to give consent to corporate action without a meeting, the Board of Directors may fix, in advance, a record date which shall not be more than sixty days nor less than ten days prior to the date of such meeting, nor more than sixty days prior to such action without a meeting, and in such case, only shareholders of record at the close of business on the date so fixed are entitled to notice and to vote or to give consents, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date fixed as aforesaid, except as otherwise provided in the Nevada General Corporation Law.

                        (b)        If the Board of Directors does not so fix a record date:

                                    (i)         the record date for determining shareholders entitled to notice of, or to vote at, a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held; and

                                    (ii)        the record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, (A) when no prior action by the Board has been taken, shall be the day on which the first written consent is given, or (B) when prior action of the Board has been taken, shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such other action, whichever is later.

            Section 2.11 Proxies.  Every person entitled to vote for Directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by such person and filed with the Secretary of the Corporation.  A proxy shall be deemed signed if the shareholder's name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact.  A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by the person who executed the prior proxy and presented to the meeting, or by such person's attendance at the meeting and voting in person; or (ii) written notice of the death or incapacity of the maker of such proxy is received by the Corporation before the vote pursuant thereto is counted; provided, however, that no such proxy shall be valid after the expiration of six months from the date of its creation unless it is coupled with an interest, or another length of time (not exceeding seven years from the date of its creation) is specified in the proxy.

            Section 2.12 Inspectors of Election.

                        (a)        Before any meeting of shareholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment.  If no inspectors of election are so appointed, the chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election at the meeting.  The number of inspectors shall be either one or three.  If inspectors are appointed at the meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one or three inspectors are to be appointed.  If any person appointed as inspector fails to appear or fails or refuses to act, the chairman of the meeting may, and upon the request of any shareholder or shareholder's proxy shall, appoint a person to serve in place of such person.

                        (b)        The inspectors shall:

                                    (i)         determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;

                                    (ii)        receive votes, ballots or consents;

                                    (iii)       hear and determine all challenges and questions in any way arising in connection with the right to vote;

                                    (iv)       count and tabulate all votes or consents;

                                    (v)        determine when the polls shall close; and

                                    (vi)       do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.

            Section 2.13 Conduct of Meeting of Shareholders.

                        (a)        The Chairman of the Board shall preside at the meetings of the shareholders.  In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at the meetings of the shareholders.  In the absence of both the Chairman of the Board and the Chief Executive Officer, the President shall preside at the meetings of the shareholders.  In the anticipated absence of all officers designated to preside, the board of directors may designate an individual to preside at a meeting of shareholders.  If the individual or individuals designated to preside are not present or do not assert the right to preside, the shareholders may elect a chairman of the meeting.

                        (b)        The Board of Directors of the Corporation may, to the extent not prohibited by law, the Articles of Incorporation, or these By‑Laws, adopt such additional or supplemental rules and regulations for the conduct of the meetings of shareholders as it shall deem appropriate.  Except to the extent inconsistent with such rules and regulations as are adopted by the Board of Directors, the chairman of any meeting of shareholders shall have the right and authority, prior to, at the inception of, or during the meeting, to prescribe such additional supplemental rules, regulations, and procedures and to do all such acts as, in the judgment of such chairman of the meeting, are appropriate for the proper conduct of the meeting.  Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies, or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants.  Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of shareholders shall not be required to be held in accordance with the rules of parliamentary procedure.

            Section 2.14 Notice of Business and Nominations.

                        (a)        To be properly brought before any meeting of shareholders, business and nominations of persons for election to the Board of Directors of the Corporation must be (i) specified in the notice of meeting given by or at the direction of the Chairman of the Board or the President or the Board of Directors, (ii) otherwise properly brought before such meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before such meeting by a shareholder or shareholders who was a shareholder or were shareholders, respectively, of record at the time that notice of such meeting was given, who is or are entitled to vote for the election of Directors at such meeting and who complies or comply with the notice procedures set forth in this By‑Law.

                        (b)        For business to be properly brought before any meeting of shareholders by a shareholder or shareholders, the shareholder or shareholders must have given timely notice thereof in writing to the Secretary of the Corporation and such business must otherwise be a proper matter for shareholder action.  To be timely, a notice of a shareholder or shareholders shall be delivered to or received at the principal executive offices of the Corporation not later than eighty days nor earlier than ninety days prior to (a) in the case of a special meeting called at the request of such shareholder or shareholders, the date the shareholder has, or the shareholders have, as applicable, selected for such special meeting, and (b) in the case of an annual meeting, the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by such shareholder or shareholders to be timely must be so received by the Secretary of the Corporation (i) not later than the close of business on the later of the eightieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such annual meeting is first made by the Corporation and (ii) not earlier than the ninetieth day prior to such annual meeting.  In the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least ninety days prior to the first anniversary of the preceding year's annual meeting, a notice of a shareholder or shareholders required by this By‑Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.  In the event the Corporation calls a special meeting of shareholders for the purpose of electing one or more directors to the Board of Directors, any such shareholder may nominate a person or persons (as the case may be), for election to such position or positions as specified in the Corporation's notice of meeting, if the shareholder's notice required by this By‑Law shall be delivered to the Secretary at the principal executive offices of the Corporation (i) not later than the close of business on the later of the eightieth day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting and (ii) not earlier than the close of business on the ninetieth day prior to such special meeting.  In no event shall the public announcement of an adjournment of a meeting commence a new time period for the giving of a shareholder's notice as described above.

                        (c)        A shareholder's notice to the Secretary of the Corporation shall set forth as to each matter that the shareholder proposes to bring before such meeting (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before such meeting and the reasons for conducting such business at such meeting of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf such nomination or proposal of business is made (A) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of the securities of the Corporation that are beneficially owned by such shareholder and such beneficial owner; and (iv) any material interest of such shareholder and such beneficial owner in such nomination and such business.

                        (d)        Only such persons who are nominated in accordance with the procedures set forth in this By‑Law shall be eligible to serve as directors, and only such business to be brought before a meeting of shareholders by a shareholder or shareholders shall be conducted at a meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this By‑Law.  Except as otherwise provided by law, the chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that the nomination or business that the shareholder proposes to bring before such meeting was not properly brought before such meeting in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting, and the defective proposal or nomination shall be disregarded.

                        (e)        For purposes of this By‑Law:

                                    (i)         "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act; and

                                    (ii)        calculating the number of days elapsed between (A) the date on which a notice is given and (B) (I) the date on which a special meeting is to be held, (II) the date that is the anniversary of an annual meeting, or (III) the date that is the tenth day following the day on which public announcement of the date of an annual meeting is first made shall be made inclusive of dates between which such calculation is made.

                        (f)         Notwithstanding the foregoing provisions of this By‑Law, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By‑Law.  Nothing in this By‑Law shall be deemed to affect any rights (i) of shareholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of preferred stock to elect directors under specified circumstances.

ARTICLE III

DIRECTORS

            Section 3.01 Powers.

                        (a)        Subject to the provisions of the Nevada General Corporation Law, any limitations in the Articles of Incorporation, and these By‑Laws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

                        (b)        Without prejudice to such general powers but subject to the same limitations, it is hereby expressly declared that the Directors shall have the power and authority to:

                                    (i)         select and remove all officers, agents and employees of the Corporation, prescribe such powers and duties for them as are not inconsistent with law, the Articles of Incorporation, or these By‑Laws, fix their compensation, and require from them security for faithful service;

                                    (ii)        change the principal executive office or the principal business office of the Corporation from one location to another; cause the Corporation to be qualified to conduct or do business in any state, territory, dependency, or foreign country; designate any place within or without the State of Nevada for the holding of any meeting or meetings of shareholders, including annual meetings; and adopt, make or use a corporate seal, prescribe the forms of certificates of stock, and alter the form of such seal and of such certificates;

                                    (iii)       authorize the issuance of options and warrants to purchase shares of stock of the Corporation, from time to time, upon such terms as may be lawful, in consideration of money paid, labor done, services actually rendered, debts or securities cancelled, or tangible or intangible property actually received; and

                                    (iv)       borrow money and incur indebtedness for the purposes of the Corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations, or other evidences of debt and securities therefor.

            Section 3.02 Number and Qualifications of Directors.  The number of members of the Board of Directors shall be designated from time to time by a resolution of the Board of Directors and, in absence of such designation, the number of Directors shall be seven.  Except as hereinafter provided in the case of vacancies, Directors shall be elected by the shareholders, and each Director shall be elected for a three-year term and until his successor shall have been elected, subject to removal as provided by statute.

            Section 3.03 Classes.  The Board of Directors shall be divided into three classes.  At each annual meeting of the shareholders, the successors to the Directors of the class whose term shall expire in that year shall be elected for a term of three years so that the term of office of one class of Directors shall expire in each year.  The number of Directors in each class shall be as nearly equal as possible so that, except for temporary vacancies, the number in any class shall not exceed the number in any other class by more than one.

            Section 3.04 Vacancies.

                        (a)        A vacancy or vacancies in the Board of Directors shall be deemed to exist in the case of the death, resignation or removal of any Director, or if the Board of Directors, by resolution, declares vacant the office of a Director who has been declared of unsound mind by a court order or convicted of a felony, or if the authorized number of Directors is increased, or if the shareholders fail, at any meeting of shareholders at which any Director or Directors are elected, to elect the full authorized number of Directors to be voted for at the meeting.

                        (b)        Vacancies in the Board of Directors may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders or by court order may be filled only by the vote of a majority of the shares represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the unanimous written consent of all shares entitled to vote for the election of Directors.  Each Director so elected by the vote or written consent of the shareholders shall hold office until the expiration of the term of office of the class of Directors to which the Director has been elected.  Each Director who, by action of a majority of the remaining Directors, or by a sole remaining Director, is named to fill a vacancy shall hold office until the expiration of the term of office of the class of Directors to which the Director has been elected, unless the Director or Directors whose action filled the vacancy specified at the time it so acted that the Director should hold office only until the next annual meeting of the shareholders and until a successor has been elected and qualified.  Whenever the shareholders or a majority of the remaining Directors or a sole remaining Director fills a vacancy caused by the death, resignation, or removal of a Director, or by a declaration that a Director was of unsound mind or by the conviction of a Director of a felony, the Director who is elected or named to fill that vacancy will be a member of the class of Directors to which the deceased, resigned, or removed Director or the Director who was subject to the declaration or conviction was a member.

                        (c)        The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent, other than to fill a vacancy created by removal, shall require the consent of a majority of the outstanding shares entitled to vote.

                        (d)        Any Director may resign upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors.  A resignation shall be effective upon the giving of the notice, unless the notice specifies a later time for its effectiveness.  If the resignation of a Director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

                        (e)        No reduction of the authorized number of Directors shall have the effect of removing any Director prior to the expiration of his term of office.

            Section 3.05 Place of Meeting and Telephonic Meetings.  Regular meetings of the Board of Directors may be held without notice at any time and at any place within or outside the State of Nevada that may be designated by these By‑Laws, or from time to time by resolution of the Board.  In the absence of the designation of a place, regular meetings shall be held at the principal executive office of the Corporation.  Special meetings of the Board shall be held at any place that has been designated in the notice of the meeting or, if not stated in the notice, at the principal executive office of the Corporation.  Any meeting, regular or special, may be held by conference telephone or similar communications equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to be present in person at such meeting.

            Section 3.06 Annual Meetings.  Immediately following each annual meeting of shareholders, the Board of Directors shall hold a regular meeting for purposes of organization, any desired election of officers, and the transaction of other business.  Notice of such meeting shall not be required.

            Section 3.07 Other Regular Meetings.  Other regular meetings of the Board of Directors may be held not less than quarterly as shall from time to time be fixed by the Board of Directors.

            Section 3.08 Special Meetings.

                        (a)        Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board, the President, any Vice President, the Secretary or any two Directors.

                        (b)        Notice of the time and place of special meetings shall be delivered personally or by telephone to each Director or sent by first class mail or telegram, charges prepaid, addressed to each Director at his or her address as it is shown upon the records of the Corporation.  In case such notice is mailed, it shall be deposited in the United States mail at least four days prior to the time of the holding of the meeting.  In case such notice is delivered personally, or by telephone or telegram, it shall be deliver personally or by telephone or to the telegraph company at least forty-eight hours prior to the time of the holding of the meeting.  Any oral notice given personally or by telephone may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate it to the Director.  The notice need not specify the purpose of the meeting.  The notice need not specify the place of the meeting if the meeting is to be held at the principal executive office of the Corporation.

            Section 3.09 Quorum.  A majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as hereinafter provided.  Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors.  A meeting at which a quorum is initially present may continue to have business transacted notwithstanding the withdrawal of Directors, if any action taken is approved at least a majority of the required quorum for such meeting.

            Section 3.10 Waiver of Notice.  The transactions of any meeting of the Board of Directors, however called and noticed and wherever held, shall be as valid as though conducted at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice thereof.  The waiver of notice or consent need not specify the purpose of the meeting.  All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.  Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

            Section 3.11 Adjournment.  A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

            Section 3.12 Notice of Adjournment.  Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than twenty-four hours, in which case notice of such time and place shall be given, prior to the time of the adjourned meeting, to the Directors who were not present at the time of the adjournment.

            Section 3.13 Action Without Meeting.  Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board shall consent in writing to such action.  Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.  Such written consent or consents shall be filed with the minutes of the proceedings of the Board.

            Section 3.14 Fees and Compensation of Directors.  Directors and members of committees may receive such compensation, if any, for their services, and such reimbursements of expenses as may be fixed or determined by resolution of the Board of Directors.  Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation for such services.

ARTICLE IV

COMMITTEES

            Section 4.01 Committees of Directors.  The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of one or more Directors, to serve at the pleasure of the Board.  The Board may designate one or more Directors as alternate members of any committee who may replace any disqualified or absent member or members at any meeting of the committee.  The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of Directors.  Any such committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

                        (a)        the approval of any action which, under the Nevada General Corporation Law, also requires approval by the shareholders or approval of the outstanding shares;

                        (b)        the filling of vacancies on the Board of Directors or on any committee;

                        (c)        the fixing of compensation of the Directors for serving on the Board or on any committee;

                        (d)        the amendment or repeal of By-Laws or the adoption of new By-Laws;

                        (e)        the amendment or repeal of any resolution of the Board of Directors which, by its express terms, is not so amendable or repealable;

                        (f)         the designation of any other committees of the Board of Directors or the appointment of members thereof.

            Section 4.02 Meetings and Action of Committees.  Meetings and action of committees shall be governed by, and be held and taken in accordance with, the provisions of section 3.05 (place of meetings and telephonic meetings), section 3.07 (regular meetings), section 3.08 (special meetings), section 3.09 (quorum), section 3.10 (waiver of notice), section 3.11 (adjournment), section 3.12 (notice of adjournment), and section 3.13 (action without meeting), with such changes in the context of those sections as are necessary to substitute the committee and its members for the Board of Directors and its members, except that the time of regular meetings of committees may be determined by resolution of the Board of Directors as well as the committee, special meetings of committees may also be called by resolution of the Board of Directors, and notice of special meetings of committees shall also be given to all alternate members who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these By‑Laws.

ARTICLE V

OFFICERS

            Section 5.01 Officers.  The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, and a Chief Financial Officer.  The Corporation may also have, at the discretion of the Board of Directors, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of section 5.03 of this Article V.  Any number of offices may be held by the same person

            Section 5.02 Selection of Officers.  The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of section 5.03 or section 5.05 of this Article V, shall be chosen by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

            Section 5.03 Subordinate Officers, Etc.  The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in the By‑Laws or as the Board of Directors may from time to time determine.

            Section 5.04 Removal and Resignation of Officers.

                        (a)        Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors, at any regular or special meeting thereof, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

                        (b)        Any officer may resign at any time by giving written notice to the Corporation.  Any such resignation shall take effect upon the giving of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.  Any such resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

            Section 5.05 Vacancies in Offices.  A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these By‑Laws for regular appointments to such office.

            Section 5.06 Chairman of the Board.  The Chairman of the Board, if such an officer be elected, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or prescribed by the By‑Laws.  The Board of Directors may designate the Chairman of the Board to serve as the Chief Executive Officer of the Corporation.

            Section 5.07 President.  Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, if there be such an officer, the President shall be the general manager and, if so designated by the Board of Directors, may be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the Corporation.  In the absence of the Chairman of the Board, or if there be none, the President shall preside at all meetings of the Board of Directors.  He shall have the general powers and duties of management usually vested in the office of President of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the By‑Laws.

            Section 5.08 Vice Presidents.  In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors, or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and be subject to, all the restrictions upon the President.  The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, the By‑Laws, or the President, or Chairman of the Board if there is no President.

            Section 5.09 Secretary.

                        (a)        The Secretary shall keep or cause to be kept at the principal executive office, or such other place as the Board of Directors may designate, a book of minutes of all meetings and actions of Directors, committees of Directors, and shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at Directors' and committee meetings, the number of shares present or represented at shareholder's meetings, and the proceedings thereof.

                        (b)        The Secretary shall keep or cause to be kept at the principal executive office, or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

                        (c)        The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board of Directors required by the By‑Laws or by law to be given, and shall keep the seal of the Corporation, if one be adopted, in safe custody, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by the By‑Laws.

            Section 5.10 Chief Financial Officer.

                        (a)        The Chief Financial Officer shall be treasurer of the Corporation.  He shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares.  The book of accounts shall be open at all reasonable times to inspection by any Director.

                        (b)        The Chief Financial Officer shall cause to be deposited all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors.  He shall cause the funds of the Corporation to be disbursed as may be properly directed from time to time, shall render to the President and Directors, whenever they request it, an account of all his transactions as Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or by By‑Laws.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND OTHER AGENTS

            Section 6.01 Agents, Proceedings and Expenses.  For the purposes of this Article, "agent" means any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative, or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification under section 6.04 or section 6.05(c) of this Article VI.

            Section 6.02 Actions Other Than by the Corporation.  The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was an agent of the Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if that person acted in good faith and in a manner that person reasonably believed to be in the best interests of the Corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe the conduct of that person was unlawful.  The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Corporation or that the person had reasonable cause to believe that the person's conduct was unlawful.

            Section 6.03 Actions by the Corporation.  The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party, to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that that person is or was an agent of the Corporation, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of the Corporation, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.  No indemnification shall be made under this section 6.03:

                        (a)        in respect of any claim, issue or matter as to which that person shall have been adjudged to be liable to the Corporation in the performance of that person's duty to the Corporation, unless and only to the extent that the court in which that proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for the expenses which the court shall determine;

                        (b)        of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

                        (c)        of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

            Section 6.04 Successful Defense by Agent.  To the extent that an agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in section 6.02 or 6.03 of this Article VI, or in defense of any claim, issue, or matter therein, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith.

            Section 6.05 Required Approval.  Except as provided in section 6.04 of this Article, any indemnification under this Article shall be made by the Corporation only if authorized in the specific case upon a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in section 6.02 or 6.03 of this Article VI, by:

                        (a)        a majority vote of a quorum consisting of Directors who are not parties to the proceeding;

                        (b)        approval by the affirmative vote of a majority of the shares of the Corporation represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum), or by the written consent of holders of a majority of the outstanding shares entitled to vote (for this purpose, the shares owned by the person to be indemnified shall not be entitled to vote thereon); or

                        (c)        the court in which the proceeding is or was pending, upon application made by the Corporation or the agent or the attorney or other person rendering services in connection with the defense, whether or not such application by the agent, attorney, or other person is opposed by the Corporation.

            Section 6.06 Advance of Expenses.  Expenses incurred in defending any proceeding may be advanced by the Corporation before the final disposition of the proceeding upon receipt of an undertaking by or on behalf of the agent to repay the amount of the advance unless it shall be determined ultimately that the agent is entitled to be indemnified as authorized in this Article VI.

            Section 6.07 Other Contractual Rights.  Nothing contained in this Article VI shall affect any right to indemnification to which persons other than Directors and officers of the Corporation or any subsidiary hereof may be entitled by contract or otherwise.

            Section 6.08 Limitations.  No indemnification or advance shall be made under this Article VI, except as provided in section 6.04 or section 6.05(c), in any circumstance where it appears:

                        (a)        that it would be inconsistent with a provision of the Articles of Incorporation, these By‑Laws, a resolution of the shareholders, or an agreement in effect at the time of the accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

                        (b)        that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

            Section 6.09 Insurance.  The Corporation may, upon a determination by the Board of Directors, purchase and maintain insurance or make other financial arrangements on behalf of any agent of the Corporation against any liability which might be asserted against or incurred by the agent in such capacity, or which might arise out of the agent's status as such, whether or not the Corporation would have the power to indemnify the agent against that liability under the provisions of this Article VI.  Such other financial arrangements may include, without limitation, the creation of a trust fund, the establishment of a program of self-insurance, the securing of the indemnification obligation of the Corporation by granting a security interest or other lien on any assets of the Corporation, or the establishment of a letter of credit, guaranty or surety.  No financial arrangement made pursuant to this By-Law may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

            Section 6.10 Fiduciaries of Corporate Employee Benefit Plan.  This Article VI does not apply to any proceeding against any trustee, investment manager, or other fiduciary of an employee benefit plan in that person's capacity as such even though that person may also be an agent of the Corporation as defined in section 6.01 of this Article VI.  The Corporation may, however, upon approval in accordance with section 6.05, indemnify and purchase and maintain insurance on behalf of any fiduciary to the extent permitted by the laws of the State of Nevada.

            Section 6.11 Amendment to Nevada Law.  In the event that Nevada law regarding indemnification of Directors, officers, employees and other agents of corporations, as in effect at the time of adoption of these By‑Laws, is subsequently amended in any way increase the scope of permissible indemnification beyond that set forth herein, the indemnification authorized by this Article VI shall be deemed to be coextensive with that permitted by the Nevada law as so amended.

ARTICLE VII

CORPORATE LOANS AND GUARANTEES TO

DIRECTORS, OFFICERS AND EMPLOYEES

            Section 7.01 Limitation on Corporate Loans and Guarantees.  Except as provided in section 7.02 of this Article VII the Corporation shall not make any loan of money or property to, or guarantee any obligation of:

                        (a)        any Director or officer of the Corporation or of its parent or any subsidiary, or

                        (b)        any person, upon the security of shares of the Corporation or of its parent, unless the loan or guaranty is otherwise adequately secured,

except by the vote of the holders of a majority of the shares of all classes, regardless of limitations or restrictions on voting rights, other than shares held by the benefited Director, officer or person.

            Section 7.02 Permissible Corporate Loans and Guarantees.  The Corporation may lend money to, guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of any subsidiary, including any Director, officer or employee who is also a Director, pursuant to an employee benefit plan (including, without limitation, any stock purchase or stock option plan) available to executives or other employees, whenever the Board determines that such loan or guaranty may reasonably be expected to benefit the Corporation.  Such loan, guaranty or other assistance may be with or without interest and may be unsecured or secured in such manner as the Board shall approve, including, without limitation, a pledge of shares of the Corporation.  The Corporation may advance money to a Director, officer or employee of the Corporation or of its parent or any subsidiary for expenses reasonably anticipated to be incurred in the performance of the duties of such Director, officer or employee, provided that, in the absence of such advance, such Director, officer or employee would be entitled to be reimbursed for such expenses by such Corporation, its parent or any subsidiary.

ARTICLE VIII

GENERAL CORPORATE MATTERS

            Section 8.01 Record Date for Purposes Other Than Notice and Voting.

                        (a)        For purposes of determining the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than for the purposes prescribed by section 2.10 of Article II of these By‑Laws), the Board of Directors may fix, in advance, a record date, which shall not be more than sixty days prior to any such action, and in such case only shareholders of record at the close of business on the date so fixed are entitled to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date fixed as aforesaid, except as otherwise provided in Nevada General Corporation Law.

                        (b)        If the Board of Directors does not so fix a record date, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth day prior to the date of such action, whichever is later.

            Section 8.02 Checks, Drafts, Evidences of Indebtedness.  All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board of Directors.  Such signature or endorsement may be by facsimile or printed signature of the officer.

            Section 8.03 Corporate Contracts and Instruments; How Executed.  The Board of Directors, except as otherwise provided in these By‑Laws, may authorize any officer or agent to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; and, unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement, to pledge its credit, or to render it liable for any purpose or to any amount.

Section 8.04 Certificates of Stock; Uncertificated Shares.

(a)        Certificates.  Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Nevada.  Each shareholder, upon written request to the transfer agent or registrar of the Corporation, shall be entitled to a certificate of the capital stock of the Corporation in such form as may from time to time be prescribed by the Board of Directors.  Such certificate shall be signed in the name of the Corporation by the Chairman of the Board, the President, a Vice President, the Secretary or any Assistant Secretary.  The Corporation seal and the signatures by Corporation officers may be facsimiles if the certificate is manually countersigned by an authorized person on behalf of a transfer agent or registrar other than the Corporation or its employee.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were such officer, transfer agent or registrar at the time of its issue.  Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corporation is authorized to issue more than one class or series of stock shall contain such legend with respect thereto as is required by law.  The Corporation shall be permitted to issue fractional shares.

(b)        Transfers.  Subject to any restrictions on transfer and unless otherwise provided by the Board of Directors, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed; or upon proper instructions from the holder of uncertificated shares; and in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

(c)        Record Holders.  Except as may otherwise be required by law, by the Amended and Restated Articles of Incorporation or by these By-Laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws.

It shall be the duty of each shareholder to notify the Corporation of his, her or its post office address and any changes thereto.

Section 8.05. Replacement of Certificates.  In case of the alleged loss, destruction or mutilation of a certificate of stock, a duplicate certificate may be issued in place thereof, upon such terms as the Board of Directors may prescribe, provided, however, that if such shares have ceased to be certificated, a new certificate shall be issued only upon written request to the transfer agent or registrar of the Corporation.

            Section 8.06 Representation of Shares of Other Corporations.  The Chairman of the Board, the President, any Vice President, or any other person authorized by resolution of the Board of Directors or by any of the foregoing designated officers, is authorized to vote on behalf of the Corporation any and all shares of any other corporation or corporations, foreign or domestic, standing in the name of the Corporation.  The authority herein granted to said officers to vote or represent, on behalf of the Corporation, any and all shares held by the Corporation in any other corporation or corporations may be exercised by any such officer in person or by any person authorized to do so by proxy duly executed by said officer.

            Section 8.07 Construction and Definitions.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the Nevada General Corporation Law shall govern the construction of these By‑Laws.  Without limiting the generality of the foregoing, the singular numbers includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

Section 8.08  Use of Electronic Mail.  Any consent to, request for, or approval of any corporate action and any notice or waiver of notice and any demand or request by a shareholder, proxy holder, or director which is required or permitted to be made in writing will be deemed to be made in writing if it is transmitted to the Corporation over an electronic mail system to the electronic mail address petd@petd.com and received at that address by the Corporation, provided that such electronic mail transmission must either set forth or be submitted with information from which it can be determined (a) that the electronic mail transmission was authorized by the shareholder, proxy holder or director and (b) the date on which such shareholder, proxy holder, or director transmitted such electronic mail transmission.

ARTICLE IX

RECORDS AND REPORTS

            Section 9.01 Maintenance and Inspection of Share Register.

                        (a)        The Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar if one or the other has been appointed and as determined by resolution of the Board of Directors, a record of its shareholders, giving the names and addresses of all shareholders and the number and class of shares held by each shareholder.

                        (b)        A person who has been a shareholder of record of the Corporation for at least six months immediately preceding his or her demand, or a person holding, or authorized in writing by the holders of, at least 5 percent of the outstanding voting shares of the Corporation, may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours upon five business days' prior written demand upon the Corporation accompanied by an affidavit that (A) the inspection and copying are not desired for a purpose that is in the interest of a business or object other than the business of the Corporation and (B) the shareholder has not at any time sold or offered for sale any list of shareholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of shareholders for any such purpose, or (ii) obtain from the transfer agent of the Corporation, upon written demand accompanied by an affidavit that (A) the inspection and copying are not desired for a purpose that is in the interest of a business or object other than the business of the Corporation and (B) the shareholder has not at any time sold or offered for sale any list of shareholders of any domestic or foreign corporation or aided or abetted any person in procuring any such record of shareholders for any such purpose, and upon the tender of such transfer agent's usual charges for such list, a list of the names and addresses of the shareholders of the Corporation, and their shareholdings as of the most recent record date for which such list has been compiled.  Such list shall be made available to such shareholder or shareholders by the transfer agent on or before the later of the fifth business day after the demand is received or the date specified in the demand as the date as of which the list is to be compiled.  Any inspection and copying under this section 9.01 may be made in person or, if the demand is accompanied by an appropriate executed power of attorney, by an agent or attorney of the shareholder making such demand.

            Section 9.02 Maintenance and Inspection of By‑Laws.  The Corporation shall keep at its principal executive office, or, if its principal executive office is not in the State of Nevada, at its principal business office in the State of Nevada, if any, the original or a copy of the By‑Laws as amended to date, which shall be open to inspection at all reasonable times during usual business hours by any shareholder upon the written demand of such shareholder.  If the principal executive office of the Corporation is outside the State of Nevada and the Corporation has no principal business office in the State of Nevada, the Secretary shall, upon the written request of any shareholder, furnish to such shareholder a copy of the By‑Laws as amended to date.

            Section 9.03 Inspection by Directors.  Every Director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations.  Such inspection by a Director may be made in person or by agent or attorney, and the right of the inspection includes the right to copy and make extracts.

ARTICLE X

AMENDMENTS

            Section 10.01 Amendment by Shareholders.  New By‑Laws may be adopted or these By‑Laws may be amended or repealed by the vote of the holders of a majority of the outstanding shares entitled to vote.

            Section 10.02 Amendment by Directors.  Subject to the rights of the shareholders as provided in section 10.01 of this Article, the Board of Directors may adopt, amend or repeal By‑Laws, and By‑Laws may be adopted, amended or repealed by the Board of Directors at any regular or special meeting of the Directors so long as written notice is duly given to the Directors of the proposed change as required hereby.

ARTICLE XI

REPEALER

            Section 11.01 Repealer.  By the adoption of these By‑Laws, the Board of Directors intends to and does hereby repeal the By‑Laws adopted by the Corporation dated September 2, 2004, and all amendments and additions thereto.